                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 22, 1997
                                                         ----------------


                                CYTRX CORPORATION
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-15237                     58-1642740
---------------                 ------------               -------------------
(State or Other                 Commission                  (IRS Employer
Jurisdiction of                 File Number                 Identification No.)


                             154 Technology Parkway
                             Norcross, Georgia 30092
                             -----------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (770) 368-9500
                             -----------------------
              (Registrant's Telephone Number, including Area Code)







                               Page 1 of 6 Pages
                        Exhibit Index appears on Page 5

ITEM 5.    OTHER EVENTS.

         On October 22, 1997 (the "Closing Date"), pursuant to the Private Securities Subscription Agreements, dated as of October 22, 1997, (the "Subscription Agreements" attached hereto as Exhibits 2.1 - 2.5 and incorporated herein by reference) by and between CytRx Corporation (the "Corporation") and each of GUNDYCO in trust for R.R.S.P. 550-98866-19, Excalibur Limited Partnership, Pine Street Asset Management, Charles N. Eckert and David Kosloff (together, the "Investors"), the Corporation privately placed two million dollars of certain debentures (the "Debentures" attached hereto as Exhibits 3.1
- 3.5 and incorporated herein by reference), convertible into shares of common stock of the Corporation (the "Shares"), and certain share purchase warrants (the"Warrants" attached hereto as Exhibits 4.1 - 4.5 and incorporated herein by reference) (the Subscription Agreements, the Debentures and the Warrants, collectively, are hereinafter called the "Transaction Documents").

         The Debentures were sold at par and will bear interest at the rate of 6% per annum. The Debentures are not convertible into Shares for sixty (60) days after the Closing Date. Thereafter, the Investors have the option of converting the Debentures at the lesser of eighty-five percent (85%) of the average closing bid price for the ten (10) trading days preceding such conversion or $5.68 per Share. If the conversion price is below four dollars ($4.00), the Corporation has the right to redeem the Debentures at one hundred ten percent (110%) of par. The Warrants allow the Investors to purchase 40,000 Shares at a price of $5.68 per share. Furthermore, the Corporation also has the option of selling the Investors an additional two million dollars ($2,0000,000) of debentures at any time between ninety (90) and two hundred seventy (270) days after the shelf registration statement, required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 of the Securities Act of 1933 and in accordance with the Registration Rights Agreement, dated October 22, 1997, entered into by and among the Corporation and the Investors (the "Registration Rights Agreement" attached hereto as Exhibit 5.1 and incorporated herein by reference), has been declared effective by the Commission subject to certain conditions. If the Corporation issues additional debentures, then it will also issue warrants to purchase an additional 40,000 Shares.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:



               EXHIBITS
               --------

               2.1 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx Corporation and GUNDYCO in trust for R.R.S.P. 550-98866-19

               2.2 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx Corporation and Excalibur Limited Partnership

               2.3 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx Corporation and Pine Street Asset Management

               2.4 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx Corporation and Charles N. Eckert

               2.5 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx Corporation and David Kosloff


               3.1       CytRx Corporation 6% Convertible Debenture dated as of
                         October 22, 1997 in favor of GUNDYCO in trust for R.R.S.P. 550-98866-19


               3.2       CytRx Corporation 6% Convertible Debenture dated as of
                         October 22, 1997 in favor of Excalibur Limited
                         Partnership

               3.3       CytRx Corporation 6% Convertible Debenture dated as of
                         October 22, 1997 in favor of Pine Street Asset
                         Management

               3.4       CytRx Corporation 6% Convertible Debenture dated as of
                         October 22, 1997 in favor of Charles N. Eckert

               3.5       CytRx Corporation 6% Convertible Debenture dated as of
                         October 22, 1997 in favor of David Kosloff

               4.1       CytRx Corporation Stock Purchase Warrant dated as of
                         October 22, 1997 in favor of GUNDYCO in trust for R.R.S.P. 550-98866-19

               4.2       CytRx Corporation Stock Purchase Warrant dated as of
                         October 22, 1997 in favor of Excalibur Limited
                         Partnership

               4.3       CytRx Corporation Stock Purchase Warrant dated as of
                         October 22, 1997 in favor of Pine Street Asset
                         Management

               4.4       CytRx Corporation Stock Purchase Warrant dated as of
                         October 22, 1997 in favor of Charles N. Eckert

               4.5       CytRx Corporation Stock Purchase Warrant dated as of
                         October 22, 1997 in favor of David Kosloff

               5.1       Registration Rights Agreement dated as of October 22,
                         1997 by and among CytRx Corporation, GUNDYCO in trust for 550-98866-19, Excalibur Limited Partnership, Pine
                         Street Asset Management, Charles N. Eckert and David
                         Kosloff

               5.2       Press Release dated October 22, 1997


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYTRX CORPORATION
                                    (REGISTRANT)


Date: November 6, 1997                    By: /s/ Jack J. Luchese
                                              ------------------------
                                          Jack J. Luchese, Chairman, President and Chief
                                          Executive Officer (Principal Executive Officer)

                                INDEX TO EXHIBITS
                                -----------------

                                                                                SEQUENTIAL
EXHIBIT                                                                         PAGE NO.
-------                                                                         --------
2.1             Private Securities and Subscription Agreement dated as of
                October 22, 1997 by and between CytRx Corporation and
                GUNDYCO in trust for R.R.S.P. 550-98866-19

2.2             Private Securities and Subscription Agreement dated as of
                October 22, 1997 by and between CytRx Corporation and
                Excalibur Limited Partnership

2.3 Private Securities and Subscription Agreement dated as of October 22, 1997 by and between CytRx
                Corporation and Pine Street Asset Management

2.4             Private Securities and Subscription Agreement dated as of
                October 22, 1997 by and between CytRx Corporation and
                Charles N. Eckert

2.5             Private Securities and Subscription Agreement dated as of
                October 22, 1997 by and between CytRx Corporation and
                David Kosloff

3.1 CytRx Corporation 6% Convertible Debenture dated as of October 22, 1997 in favor of GUNDYCO in trust for R.R.S.P. 550-98866-19

3.2             CytRx Corporation 6% Convertible Debenture dated as of
                October 22, 1997 in favor of Excalibur Limited Partnership

3.3             CytRx Corporation 6% Convertible Debenture dated as of
                October 22, 1997 in favor of Pine Street Asset Management

3.4             CytRx Corporation 6% Convertible Debenture dated as of
                October 22, 1997 in favor of Charles N. Eckert

3.5             CytRx Corporation 6% Convertible Debenture dated as of
                October 22, 1997 in favor of David Kosloff

4.1            CytRx Corporation Stock Purchase Warrant dated as of October 22,
               1997 in favor of GUNDYCO in trust for R.R.S.P. 550-98866-19

4.2            CytRx Corporation Stock Purchase Warrant dated as of October 22,
               1997 in favor of Excalibur Limited Partnership

4.3            CytRx Corporation Stock Purchase Warrant dated as of October 22,
               1997 in favor of Pine Street Asset Management

4.4            CytRx Corporation Stock Purchase Warrant dated as of October 22,
               1997 in favor of Charles N. Eckert

4.5            CytRx Corporation Stock Purchase Warrant dated as of October 22,
               1997 in favor of David Kosloff

5.1 Registration Rights Agreement dated as of October 22, 1997 by and among CytRx Corporation, GUNDYCO in trust for 550-98866-19, Excalibur Limited Partnership, Pine Street Asset Management,
               Charles N. Eckert and David Kosloff

5.2            Press Release dated October 22, 1997
